UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2016
Astec Industries, Inc.
 (Exact name of registrant as specified in its charter)

Tennessee	001-11595	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road
Chattanooga, Tennessee 37421
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (423) 899-5898

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
On March 30, 2016, Astec Industries, Inc. issued a press release announcing it has received an order for the final $122.5 million of a pellet plant order for Highland Pellets along with the remainder of the contracted payment on the first $30 million of equipment and a related deposit on the $122.5 million order.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-k and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits
Press Release, dated March 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2016	ASTEC INDUSTRIES, INC.
By:/s/ David C. Silvious David C. Silvious Chief Financial Offier